Exhibit 32.1



                  CERTIFICATION BY PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


          In connection with the accompanying Quarterly Report on Form 10-Q of Ligand Pharmaceuticals Inc. for the quarter ended September 30, 2004, I, David
E. Robinson, Chairman, President and Chief Executive Officer of Ligand Pharmaceuticals Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

          (1) such Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, fairly presents, in all material respects, the financial condition and results of operations of Ligand Pharmaceuticals Inc.

          The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. ss. 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


Date:  November 9, 2004           /S/ DAVID E. ROBINSON
                                 -----------------------------------------------
                                 David E. Robinson
                                 CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER